John Hancock Growth Opportunities Fund

Supplement dated 12-9-2010 to the current Prospectuses and Summary Prospectuses

Proposed Reorganization

On December 7, 2010, the Board of Trustees (the “Board”) of John Hancock Funds III (the “Trust”), of which John Hancock Growth Opportunities Fund (the “Growth Opportunities Fund”) is a series, voted to recommend that the shareholders of the Growth Opportunities Fund approve a tax-free reorganization of that Fund into John Hancock Small Company Fund (the “Small Company Fund”), another series of the Trust, as described below.

Under the terms of the reorganization, subject to shareholder approval at a Special Meeting of Shareholders scheduled to be held on or about March 23, 2011, the Growth Opportunities Fund would transfer all of its assets to the Small Company Fund in exchange for shares of equal value of the Small Company Fund. The Small Company Fund also would assume the Growth Opportunities Fund’s liabilities. The Small Company Fund’s shares would then be distributed to the Growth Opportunities Fund’s shareholders, and the Growth Opportunities Fund would be terminated. If approved by the Growth Opportunities Fund’s shareholders, the reorganization is expected to occur as of the close of business on or about April 8, 2011 (the “Closing Date”). Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to the Growth Opportunities Fund’s shareholders in January 2011.

The Growth Opportunities Fund will not accept orders from new investors to purchase shares of the Fund effective as of the close of business on December 23, 2010. The Growth Opportunities Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date.

Prior to the reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Growth Opportunities Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.